               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 2,
1999


                    WEST PENN POWER COMPANY
     (Exact name of registrant as specified in its charter)

   Pennsylvania               1-255-2           13-5480882
(State or other          (Commission File       (IRS Employer
 jurisdiction of          Number)                Identification
 incorporation)                                  Number)


                      800 Cabin Hill Drive
                Greensburg, Pennsylvania  15601
            (Address of principal executive offices)


Registrant's telephone number,
  including area code:                          (724)  837-3000

Item 5.   Other Events.


On September 2, 1999, West Penn's Board of Directors approved the redemption at par value of all of its outstanding first mortgage bonds. The affected series are listed in the attached press release.



Item 7.   Exhibits

          Ex. 99.1       Press release dated
                         September 2, 1999.

                           SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                WEST PENN POWER COMPANY



Dated:  September 7, 1999       By:     Thomas K. Henderson
                                Name:   Thomas K. Henderson
                                Title:      Vice President

                             EXHIBIT INDEX


Item No. 7                    Exhibits

          Ex. 99.1       Press release dated
                         September 2, 1999.

                                                           Exhibit 99.1
                             NEWS RELEASE


                                                       Cynthia A. Shoop
                                     Director, Corporate Communications
                                                         (301) 665-2718


                         FOR IMMEDIATE RELEASE

  Allegheny Energy, Inc. Authorizes Par Call of First Mortgage Bonds

     Hagerstown, Md., September 2, 1999 - Allegheny Energy, Inc. (NYSE:
AYE) announced today that its Pennsylvania subsidiary, West Penn Power Company, which together with affiliates operates under the name Allegheny Power, has authorized the redemption at par value of all of that subsidiary's outstanding first mortgage bonds. The par call is expected to occur in early October.

     The redemption will be funded by proceeds from the sale of intangible transition property as part of its securitization of transition costs related to the Company's restructuring settlement in Pennsylvania. The funds will be delivered to the trustee in connection with the release of the Company's generation assets from the lien of the indenture.

     The following bonds will be included in the redemption:

                    Maturity Date                    Coupon Rate

          June 1, 2003                                 6.375%
          December 1, 2004                             7.875%
          August 1, 2007                               7.375%
          February 1, 2021                             8.875%
          September 1, 2022                            7.875%
          August 1, 2024                               8.125%
          May 1, 2025                                  7.750%

     Allegheny Energy, Inc. is a diversified energy company headquartered in Hagerstown, Md. The Allegheny Energy family includes Allegheny Power, which delivers electric energy to about three million people in parts of Maryland, Ohio, Pennsylvania, Virginia, and West Virginia; Allegheny Energy Supply, which operates and markets competitive retail and wholesale electric generation and operates regulated electric generation for its affiliates; and Allegheny Ventures, Inc., which actively invests in and develops energy-related and telecommunications projects. For more information, check our web site at www.alleghenyenergy.com.

                                 -###-